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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                   ------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        APRIL 3, 2001
                                                --------------------------------

                      ALEXANDRIA REAL ESTATE EQUITIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Maryland                  1-12993                   95-4502084
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(State or Other Jurisdiction       (Commission               (IRS Employer
       Of Incorporation)           File Number)             Identification No.)


    135 NORTH LOS ROBLES AVENUE, SUITE 250, PASADENA, CALIFORNIA 91101
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code      (626)578-0777
                                                  ------------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.           OTHER EVENTS.

                  On April 3, 2001, Alexandria Real Estate Equities, Inc. (the "Company") entered into a Placement Agreement with McDonald Investments Inc. ("McDonald"), pursuant to which McDonald has acted as placement agent in connection with the direct sale by the Company to institutional investors of 500,000 shares of the Company's common stock, par value $.01 per share (the "Shares"), at a purchase price of $36.444 per share, for an aggregate purchase price of $18,222,000. The Shares have been registered under the Securities Act of 1933, as amended (the "Act"), pursuant to an effective Registration Statement on Form S-3 (Registration No. 333-56451). In connection with the sale, the Company has filed a Prospectus Supplement, dated April 3, 2001, and a Base Prospectus, dated June 30, 1998, with the Securities and Exchange Commission pursuant to Rule 424(b)(5) promulgated under the Act.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         Items (a) and (b) are inapplicable.

         (c)      Exhibits.

                  Exhibit 1.1 Placement Agreement, dated April 3, 2001, by and between the Company and McDonald Investments Inc.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Alexandria Real Estate Equities, Inc.

Date:      April 6, 2001                By: /s/ Peter J. Nelson
       -------------------                 -------------------------------------
                                           Name:    Peter J. Nelson
                                           Title:   Chief Financial Officer
                                                    and Senior Vice President

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                                  EXHIBIT INDEX

 EXHIBIT NUMBER           EXHIBIT                     SEQUENTIALLY NUMBERED PAGE
 --------------           -------                     --------------------------
         1.1      Placement Agreement, dated as of
                  April 3, 2001, by and between the
                  Company and McDonald